UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2008

AMES TRUE TEMPER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Organization)

333-118086 (Commission File Number)	22-2335400 (I.R.S. Employer Identification No.)

465 Railroad Avenue, Camp Hill,
Pennsylvania 17011
(Address of Principal Executive
Offices, including Zip Code)

(717) 737-1500
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 13, 2008, ATT Holding Co. issued a press release relating to Ames True Temper, Inc.’s results of operations for its fiscal quarter ended March 29, 2008, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

The following exhibit is furnished herewith:

99.1    Press Release issued on May 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES TRUE TEMPER, INC. (Registrant)

Date:    May 13, 2008

By: /s/ Richard C. Dell Richard C. Dell (Principal Executive Officer)